JPMORGAN INSTITUTIONAL TRUST
277 Park Avenue
New York NY 10172
March 3, 2020
VIA EDGAR
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Attention: Filing Desk
RE: JPMorgan Institutional Trust (the “Trust”), on behalf of the
JPMorgan Core Bond Trust and
JPMorgan Intermediate Bond Trust (the “Funds”)
(File No. 811-21638)
Ladies and Gentlemen:
On behalf of the Trust, accompanying this letter for filing pursuant to the Investment Company Act of 1940, please find Amendment No. 43 for the Trust. This amendment is filed to supplement the Confidential Offering Memorandum Supplement dated June 28, 2019, as amended. The purpose of this filing is to reflect changes to the Statement of Additional Information.
Please contact the undersigned at 212-270-6803 if you have any questions.
Very truly yours,
/s/ Zachary E. Vonnegut-Gabovitch

Zachary E. Vonnegut-Gabovitch
Assistant Secretary